UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020

Bridgetown Holdings Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-249000	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +852 2514 8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	BTWNU	The NASDAQ Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	BTWN	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	BTWNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Bridgetown Holdings Limited (the “Company”), on October 20, 2020, the Company consummated its initial public offering (the “IPO”) of 55,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $550,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 8,250,000 additional Units to cover over allotments, if any. On October 29, 2020, the Underwriters partially exercised the over-allotment option and purchased an additional 4,499,351 Units (the “Over-Allotment Units”), generating gross proceeds of $44,993,510.

As previously reported on a Current Report on Form 8-K of the Company, on October 20, 2020, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 6,000,000 warrants (the “Private Placement Warrants”) to Bridgetown LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $9,000,000. On October 29, 2020, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 449,936 Private Placement Warrants to the Sponsor, generating gross proceeds of $674,904.

In addition, the 15,812,500 shares of Class B common stock of the Company (the “Founder Shares”) held by the initial shareholders (prior to the exercise of the option to purchase Additional Units) included an aggregate of up to 2,062,500 Founder Shares subject to forfeiture by certain initial shareholders subject to the extent that the Underwriters’ option to purchase Additional Units was not fully exercised. Since the Underwriters exercised the option to purchase Additional Units in part, certain initial shareholders forfeited an aggregate of 937,662 Founder Shares on October 29, 2020. The Founder Shares forfeited by the initial shareholders were cancelled by the Company.

A total of $594,993,510 of the net proceeds from the sale of the Units, the Over-Allotment Units and the Private Placement Warrants was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public shareholders. An audited balance sheet as of October 20, 2020 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Warrants on October 20, 2020, but not the proceeds from the sale of the Over-Allotment Units nor the sale of the Private Placement Warrants on October 29, 2020, had been prepared by the Company and previously filed on a Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGETOWN HOLDINGS LIMITED

	By:	/s/ Daniel Wong
		Name:	Daniel Wong
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: October 29, 2020